UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 4 to Secured Promissory Note No. 1

On November 4, 2022, (the “Effective Date”), Ideanomics, Inc. (the “Company” or “Lender”) and Via Motors International, Inc. (the “Borrower”) entered into an amendment (the “Amendment No. 4”) to the Secured Promissory Note No. 1 dated May 20, 2021, as amended (the “Secured Promissory Note No. 1”). Under the Amendment No. 4, the Borrower agreed to borrow, and the Lender agreed to advance, an additional amount of US$2,308,000 on the terms and conditions set forth in the Secured Promissory Note No. 1. Pursuant to the Amendment 4, the principal sum payable under the Secured Promissory Note No. 1 shall be US$13,989,889 and simple interest on US$2,308,000 shall accrue from November 4, 2022, till the maturity date at the rate of 4% per annum.

Any amounts advanced pursuant to the Amendment No. 4 shall not be deducted from the purchase price contemplated by that that certain Agreement and Plan of Merger dated August 30, 2021, as amended.

The foregoing description of the Amendment No. 4 is qualified in its entirety by reference to the full text of the Amendment No. 4, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2022, the Company issued a press release announcing its financial results for the fiscal quarter ended September 30, 2022. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 9, 2022, the Company held a conference call and webcast to discuss its financial results for the quarterly period ended September 30, 2022. A copy of the transcript is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the conference call, the Company made available the Company Information Presentation relating to the discussed fiscal period. A copy of the Company Information Presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The Conference call webcast and the Company Information Presentation may be accessed within the Investor Relations section of the Company’s website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 4 to Secured Promissory Note No. 1.
99.1	Press Release, dated November 9, 2022.
99.2	Transcript of Earnings Conference Call and Webcast, held November 9, 2022, at 4:30 pm ET.
99.3	Company Information Presentation.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: November 10, 2022	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer